UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

PROPHASE LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21617	23-2577138
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

711 Stewart Avenue, Suite 200 Garden City, New York	11530
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 345-0919

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0005	PRPH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On September 30, 2024, Morison Cogen LLP (“Morison”), the independent registered public accounting firm of ProPhase Labs, Inc., a Delaware corporation (the “Company”), decided to exit the PCAOB audit business. Based on this decision, the firm circulated a letter to the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company notifying them of such. The firm has therefore resigned as the independent registered public accounting firm of the Company, effective as of September 30, 2024.

The Company is in the final stages of engaging a new independent registered public accounting firm to replace Morison and expects to announce the engagement in the near future.

During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim periods through June 30, 2024, there were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K), except for (i) the adverse opinion on internal control over financial reporting in Morison’s Report in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Form 10-K”) and (ii) the material weaknesses due to the Company’s lack of effective internal controls over financial reporting as disclosed in “Part II, Item 9A. Controls and Procedures” of the Form 10-K and “Part I, Item 4. Controls and Procedures” of the Company’s subsequent quarterly reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024.

During the Company’s fiscal years ended December 31, 2023 and 2022, and through the date of Morison’s resignation, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and Morison on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which disagreements, if not resolved to the satisfaction of Morison would have caused Morison to make reference thereto in their report on the financial statements for such year.

The Company provided Morison with a copy of the disclosures it is making in this Current Report on Form 8-K in accordance with Item 304(a) of Regulation S-K and requested that Morison furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein. A copy of Morison’s letter, dated October 4, 2024 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

No.	Description

16.1	Letter from Morison Cogen, dated October 4, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProPhase Labs, Inc.

	By:	/s/ Ted Karkus
Ted Karkus
Chairman of the Board and Chief Executive Officer
Date: October 4, 2024